UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2006
Adams Respiratory Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
     On December 7, 2006, the Company issued a press release announcing that the President and Chief Executive Officer, Michael J. Valentino, will participate in a panel discussion on “Unique Commercial Strategies” at the RBC Capital Markets 2006 Healthcare Conference in New York City on Thursday, December 14, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.
     On December 7, 2006, the Company also issued a press release announcing that the United States Patent and Trademark Office, or USPTO, has substantially completed the first phase of the reexamination proceeding relating to one of the Company’s two patents covering its guaifenesin delivery system. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference in its entirety.
Item 9.01
   (d) Exhibits
     The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Press release dated December 7, 2006.
99.2	Press release dated December 7, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC. (Registrant)

December 11, 2006	By:	/s/ Walter E. Riehemann

Walter E. Riehemann Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated December 7, 2006.
99.2	Press release dated December 7, 2006.